                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                            /X/

Filed by a Party other than the Registrant         / /

Check the appropriate box:

    /X/  Preliminary Proxy Statement    / /  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement

    / /  Definitive Additional Materials

    / /  Soliciting Material Under Rule 14a-12

                           PINNACLE GLOBAL GROUP, INC.
                (Name of Registrant as specified in its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    /X/  No fee required.
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which the transaction applies: NOT APPLICABLE
         (2) Aggregate number of securities to which the transaction applies: NOT APPLICABLE
         (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined): NOT APPLICABLE
         (4)      Proposed maximum aggregate value of the transaction: NOT
                  APPLICABLE
         (5)      Total fee paid: NOT APPLICABLE

    / /  Fee paid previously with preliminary materials.
    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

         (1)      Amount previously paid: NOT APPLICABLE
         (2)      Form, Schedule or Registration Statement Number: NOT
                  APPLICABLE
         (3)      Filing Party: NOT APPLICABLE
         (4)      Date Filed: NOT APPLICABLE

                                  [LETTERHEAD]


ROBERT E. GARRISON II
President and
Chief Executive Officer



                                               May 1, 2000


Dear Shareholder,

        On behalf of our entire Board of Directors, I cordially invite you to attend the Company's annual meeting of shareholders on Tuesday, June 6, 2000. At the meeting among other things, we will review our performance for 1999 and our expectations for the future.

        A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 1999 Annual Report. Your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

        I look forward to seeing you on June 6th and addressing your questions and comments.


                                               Sincerely,



                                               Robert E. Garrison II

                                  [LETTERHEAD]



                                                  May 1, 2000


                               Notice of the 2000
                         Annual Meeting of Shareholders


        The annual meeting of shareholders of Pinnacle Global Group, Inc. will be held on Tuesday, June 6, 2000, at 10:00 a.m., at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, to consider and take action on the following matters:

        1.      Election of two directors;

        2. An amendment to the Articles of Incorporation to declassify the Board of Directors; and

        3. Transaction of any other business properly raised at the meeting.

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.


                                                  Sincerely,



                                                  Pamela S. Caloway
                                                  SECRETARY

                           PINNACLE GLOBAL GROUP, INC.
                           5599 San Felipe, Suite 555
                              Houston, Texas 77056

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

ANNUAL MEETING INFORMATION

     This proxy statement contains informa-tion related to the annual meeting of share-holders of Pinnacle Global Group, Inc. to be held on Tuesday, June 6, 2000, beginning at 10 a.m., at the Omni Houston Hotel, Four Riverway, Houston, Texas, 77056 and at any postponements or adjournments of the meeting. The proxy statement was prepared under the direction of our Board of Directors to solicit your proxy for use at the annual meeting. It is being mailed to shareholders on May 3, 2000.


WHO IS ENTITLED TO VOTE?

     Shareholders owning our common stock on April 20, 2000 (the "Record Date") are entitled to vote at the annual meeting or at any postponement or adjournment of the meeting. Each shareholder has one vote per share on all matters to be voted on. On the Record Date there were 14,111,301 common shares outstanding.


WHAT AM I VOTING ON?

     You will be asked to elect nominees to serve on the Board of Directors, to vote on amending our Articles of Incorporation to declassify the Board of Directors, and to vote on any other matters properly raised at the meeting. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matters requiring a vote of the shareholders arise, your signed proxy card gives authority to Robert E. Garrison II, our President and Chief Executive Officer, and Titus H. Harris, Jr., our Chairman of the Board, to vote on such matters at their discretion.


HOW DOES THE BOARD OF DIRECTORS
RECOMMEND I VOTE ON THE PROPOSALS?

     The Board of Directors recommends a vote FOR each of the nominees and a vote FOR amending our Articles of Incorporation to declassify the Board of Directors.

HOW DO I VOTE?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy card, but do not mark your choices, your proxy holders, Mr. Garrison and Mr. Harris, will vote for the persons nominated for election as directors and for the amendment to our Articles of Incorporation declassifying the Board of Directors. You can revoke your proxy at any time before it is exercised. To do so, you must either:

- give written notice of revocation to our Corporate Secretary, Pinnacle Global Group, Inc., 5599 San Felipe, Suite 555, Houston, Texas 77056;

-    submit another properly signed proxy card with a more recent date; or

-    vote in person at the meeting.


WHAT IS A QUORUM?

     A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted in determining the presence or absence of a quorum, but under Texas law are not considered a vote. Shares held by brokers in street name and for which the beneficial owners have withheld from brokers the discretion to vote are called "broker non-votes." They are not counted to determine if a quorum is present and under Texas law are not considered a vote. Broker non-votes will not affect the outcome of a vote on election of directors but will have the same effect as a vote against the amendment to our Articles of Incorporation.


WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     The director nominees will be elected by a plurality of the votes cast at the meeting. The amendment to our Articles of Incorporation declassifying our Board of Directors requires the affirmative vote of at least two-thirds of the outstanding common shares. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast.


WHO WILL COUNT THE VOTE?

     A representative of Harris Trust and Savings Bank, our transfer agent, will tabulate the votes cast by proxy or in person at the meeting.

WHAT ARE THE DEADLINES FOR SHAREHOLDER
PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING?

     You may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. We must receive proposals intended for inclusion in next year's proxy statement and proxy card no later than December 31, 2000. If we do not receive notice of any matter that a shareholder wishes to raise at the annual meeting in 2001 by April 7, 2001 and a matter is raised at that meeting, the proxy holders for next year's meeting will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to our Corporate Secretary.


HOW MUCH DID THIS PROXY SOLICITATION COST?

     We have not engaged anyone to solicit proxies on our behalf. We will, however, reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain directors, officers and regular employees of the Company and our subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.

STRUCTURE OF THE COMPANY

     The following chart shows our corporate structure following the combination earlier this year of Harris Webb & Garrison, Inc. ("HWG") with Sanders Morris Mundy Inc. to form Sanders Morris Harris Inc. The Sanders transaction was completed February 1, 2000. For more information about the Sanders transaction, see the section below entitled "Changes in Control".

                       ------------             ------------
                          Prior                   Former
                         Pinnacle                 Sanders
                       Shareholders             Shareholders
                       ------------             ------------
                           50%                      50%

                                 ---------------
                                 Pinnacle Global
                                   Group, Inc.
                                 ---------------

--------------  ---------------  ---------  -------------------  ---------------
Sanders Morris        PGG        TEI, Inc.  Pinnacle Management      Spires
 Harris Inc.     Capital, Inc.    ("TEI")     & Trust Company    Financial, L.P.
   ("SMH")      ("PGG Captial")                  ("PMT")          ("Spires")(1)
--------------  ---------------  ---------  -------------------  ---------------

                        -------------------------------
                        Energy Recovery Resources, Inc.
                                   ("ERRI")(2)
                        -------------------------------

(1) Spires is an indirect wholly-owned subsidiary of the Company. All of the general and limited partnership interests of Spires are held by several corporate and partnership intermediaries that are also wholly owned subsidiaries of the Company but are not shown on this chart.
(2) The operations of ERRI were discontinued effective December 31, 1998, and we anticipate completing its sale by the end of 2000.

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

NOMINEES

     Our Board of Directors is currently divided into three classes for election purposes. One class is elected at each annual meeting of shareholders to serve for a three-year term. If the proposal to approve the amendment to our Articles of Incorporation declassifying the Board of Directors is approved, each board member will stand for election annually beginning with our next annual meeting.

     At this annual meeting, the terms of five directors are expiring and only two are standing for reelection. The other nine directors are not up for election. Following this annual meeting the Board intends to reduce the total authorized number of directors from 14 to 11.

     If the charter amendment is not approved, the two directors nominated for election at this annual meeting would hold office for a three-year term expiring in 2003 and the remaining nine directors will continue in office for the remainder of their terms. If the charter amendment is approved, the terms of all members of the Board of Directors will expire at our 2001 annual meeting. If a nominee is unavailable for election, the proxy holders will vote for another nominee proposed by the Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting. Your proxy cannot be voted for more than two nominees.


DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2003 (OR 2001, IF THE CHARTER AMENDMENT IS APPROVED)

--------------------------------------------------------------------------------
BEN T. MORRIS
DIRECTOR SINCE FEBRUARY 2000
AGE 54
--------------------------------------------------------------------------------

     Mr. Morris was appointed to the board of directors on February 1, 2000 as part of the Sanders transaction. He co-founded Sanders Morris Mundy Inc. in 1987 and served as its President and Chief Executive Officer and as a director at the time of its combination with Harris Webb & Garrison, Inc. Since the Sanders transaction, Mr. Morris has served as President, Chief Executive Officer and a director of SMH and as a director of PMT, PGG Capital and Spires. Mr. Morris served as the Chief Operating Officer of Tatham Corporation from 1980 to 1984. Before then, he served in a number of executive positions with Mid-American Oil and Gas, Inc. and predecessor companies from 1973 to 1980, and was its President from 1979 to 1980. From 1967 to 1973, Mr. Morris was employed by what is now PricewaterhouseCoopers LLP, last serving as audit manager. He is a director of Capital Title Group, Inc., a public title agency and escrow services company, and American Equity Investment Life Holding Company, a public life insurance company. Mr. Morris is a certified public accountant.

--------------------------------------------------------------------------------
W. BLAIR WALTRIP
DIRECTOR SINCE JANUARY 1999
AGE 45
--------------------------------------------------------------------------------

     Mr. Waltrip has been a director of the Company since January 1999 and a director of TEI since July 1988. He is also a director of Service Corporation International and was employed in various capacities by that company from 1977 until January 2000, last serving as an Executive Vice President for more than five years.


DIRECTORS UP FOR ELECTION IN 2001

--------------------------------------------------------------------------------
TITUS H. HARRIS, JR.
DIRECTOR SINCE JANUARY 1999
AGE 68
--------------------------------------------------------------------------------

     Mr. Harris has been Chairman of the Company since January 1999. Mr. Harris co-founded HWG in February 1994 prior to its combination with the Sanders firm in February 200, and now serves as one of SMH's Executive Vice Presidents and a director, as well as a director of PMT. From September 1991 to February 1994, he served as a Registered Representative at S.G. Cowen & Company, the former correspondent broker of HWG. Before then, Mr. Harris served as Senior Vice President of Lovett Underwood Neuhaus & Webb, (a division of Kemper Securities Group, Inc.) from January 1983 to August 1991, and as Regional Sales Manager for the Houston office of E.F. Hutton and Co., Inc. from January 1978 to December 1982. Mr. Harris has over 40 years experience in the securities industry.


--------------------------------------------------------------------------------
ROBERT E. GARRISON II
DIRECTOR SINCE JANUARY 1999
AGE 58
--------------------------------------------------------------------------------

     Mr. Garrison has been President, Chief Executive Officer and a director of the Company since January 1999. He also serves as a director of SMH. Mr. Garrison co-founded HWG and until January 1999 served as its Executive Vice President and head of investment banking. Until January 1999, he also served as Chairman and Chief Executive Officer of PMT, which he co-founded in 1994, and still serves as a director. Mr. Garrison also serves as Chairman and a director of PGG Capital and a director of Spires. From 1990 to 1991, Mr. Garrison served as President and Chief Executive Officer of Medical Center Bank & Trust Company. Before then, he served as managing partner of Lovett Mitchell Webb & Garrison (a division of Kemper Securities Group, Inc.) from 1983 to 1989 and Director of Research for Underwood Neuhaus and Co. from 1971 to 1982. Mr. Garrison serves as a director of Intelect Communications, Inc., a public telecommunications equipment company, FirstCity Financial Corporation, a public financial services company, First Capital Bankers, Inc. and Somerset House Publishing. He also serves on the Board of Directors Finance Committee of the Memorial Hermann Hospital Systems and the Board of Directors of the Memorial Hermann Foundation. He has over 34 years experience in the securities industry and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
PETER W. BADGER
DIRECTOR SINCE JANUARY 1999
AGE 53
--------------------------------------------------------------------------------

     Mr. Badger has been a director of the Company since January 1999. He also serves as President, Chairman and a director of Spires. Mr. Badger founded and was a partner and President of Spires since its inception in January 1995. He is also a director of PMT and SMH. From April 1976 to July 1994, he served as a securities broker and Executive Vice President of Westcap Corporation. Mr. Badger has over 21 years experience in the institutional securities market. He has NASD Series 24, 7 and 63 licenses.


--------------------------------------------------------------------------------
DONALD R. CAMPBELL
DIRECTOR SINCE SEPTEMBER 1998
AGE 59
--------------------------------------------------------------------------------

     Mr. Campbell has been a Vice-Chairman of the Company since January 1999 and a director since September 1998. He is also a director of SMH, Spires, PMT and PGG Capital. Mr. Campbell has been President and Chief Operating Officer of TEI, Inc. since December 1991, a director of TEI since September 1990, and its Chief Executive Officer since April 1994. Mr. Campbell was Executive Vice President of Finance and Chief Financial Officer of TEI from September 1990 to December 1991, and was Treasurer of TEI from October 1990 to December 1991.

--------------------------------------------------------------------------------
GEORGE L. BALL
DIRECTOR SINCE FEBRUARY 2000
AGE 61
--------------------------------------------------------------------------------

     Mr. Ball was appointed to the board of directors on February 1, 2000 as part of the Sanders transaction. At the time of the Sanders transaction he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Since the Sanders transaction, Mr. Ball has served as Chairman of the Board and a director of SMH and as a director of PMT, PGG Capital and Spires. He served as a director of Sanders Morris Mundy since May 1992, and was its non-executive Chairman of the Board from May 1992 to July 1997. From September 1992 to January 1994, Mr. Ball was a Senior Vice Executive Vice President of Smith Barney Shearson Inc. From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. In 1982, Mr. Ball was elected President and Chief Executive Officer of Prudential-Bache Securities, Inc., and in 1986 was elected Chairman of the Board, serving in those positions until his resignation in 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before Joining Prudential, Mr. Ball served as President of E.F. Hutton group, Inc. Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association.

DIRECTORS UP FOR ELECTION IN 2002 (OR 2001, IF THE CHARTER AMENDMENT IS
APPROVED)

--------------------------------------------------------------------------------
DON A. SANDERS
DIRECTOR SINCE FEBRUARY 2000
AGE 63
--------------------------------------------------------------------------------

     Mr. Sanders was appointed to the board of directors on Febraury 1, 2000 as part of the Sanders transaction. At the time of the Sanders transaction, he served as Chairman of the Executive Committee and a director of Sanders Morris Mundy Inc., which he co-founded in 1987. Since the Sanders transaction, Mr. Sanders has served as a Vice-Chairman and director of the Company and as a director of SMH. From 1987 to 1996, Mr. Sanders was President of Sanders Morris Mundy. Before joining Sanders Morris Mundy, he was employed by E.F. Hutton & Co., Inc. where he served from 1959 in various capacities, including as an Executive Vice President of E.F. Hutton from 1982 to 1987 and as a member of its board of directors from 1983 to 1987. Mr. Sanders has over 40 years of experience in the securities industry.


--------------------------------------------------------------------------------
JOHN H. STYLES
DIRECTOR SINCE JUNE 1999
AGE 64
--------------------------------------------------------------------------------

     Mr. Styles has been the Chairman, President and Chief Executive Officer of HEALTHPLUS Corporation since 1995. He served in the same capacities for

Mid-America Healthcare Group from 1984 until its sale in 1995 and for Outpatient Healthcare, Inc. from 1985 until its sale in 1992. Mr. Styles is also a private venture capitalist, focusing on the healthcare and other growth industries.


--------------------------------------------------------------------------------
STEPHEN M. RECKLING
DIRECTOR SINCE JANUARY 1999
AGE 37
--------------------------------------------------------------------------------

     Mr. Reckling became a director of the Company and Chairman and Chief Executive Officer of PMT in January 1999. He is one of the founders of PMT and is one of its directors. Since June 1994, he has served in various executive capacities at PMT, including Executive Vice President and Chief Investment Officer and as a director. Mr. Reckling has over 15 years of investment management experience.


--------------------------------------------------------------------------------
RICHARD C. WEBB
DIRECTOR SINCE JANUARY 1999
AGE 66
--------------------------------------------------------------------------------

     Mr. Webb has been a director of the Company since January 1999. Mr. Webb co-founded HWG prior to its combination with the Sanders firm in February 2000, and now serves as one of SMH's Executive Vice Presidents, as well as a director of SMH and PMT. From 1991 to 1994, he was Regional Partner of S.G. Cowen & Company, the former correspondent broker of HWG. Before then, Mr. Webb served in various capacities with Lovett Mitchell Webb & Garrison (a division of the Kemper Securities Group, Inc.) which he co-founded in 1981. He is also a director of Kent Electronics, Inc., a public electronic distribution company. Mr. Webb has served on the boards of several Houston-based community organizations, including a science museum and education and hospital groups. He has over 39 years experience in the securities industry.


DIRECTORS NOT STANDING FOR RE-ELECTION

--------------------------------------------------------------------------------
TONY COELHO
DIRECTOR SINCE JANUARY 1999
AGE 56
--------------------------------------------------------------------------------

     Mr. Coelho has been a director of the Company since January 1999 and a director of TEI since March 1990. Since September of 1997, Mr. Coelho has served as a consultant to Tele-Communications, Inc., a company that operates cable television and other telecommunications services. From October 1995 to September 1997, he was Chairman and Chief Executive of ETC w/tci, Inc., an education and training technology subsidiary of Tele-Communications, Inc. From 1989 to

June 1995, he was a Managing Director of Wertheim Schroder & Co., Incorporated, a New York investment banking firm. From 1990 to June 1995, he served as President and Chief Executive Officer of Wertheim Schroder Investment Services. Mr. Coelho currently serves as Chairman of the Board of International Thoroughbred Breeders, Inc., an owner and operator of diversified gaming properties in New Jersey and Nevada, and is a director of Service Corporation International, a public company which owns and operates funeral homes, cemeteries and related businesses.


--------------------------------------------------------------------------------
JAMES H. GREER
DIRECTOR SINCE JANUARY 1999
AGE 72
--------------------------------------------------------------------------------

     Mr. Greer has served as a director of the Company since January 1999 and as a director of TEI since March 1990. He has been Chairman of Shelton W. Greer Co., Inc., a building specialty products company, for over 25 years. Mr. Greer is also a director of Service Corporation International and AmeriCredit Corporation, a consumer credit company.


--------------------------------------------------------------------------------
T. CRAIG BENSON
DIRECTOR SINCE JANUARY 1999
AGE 37
--------------------------------------------------------------------------------

     Mr. Benson has been a director of the Company since January 1999 and a director of TEI since March 1990. Mr. Benson has been employed in various capacities for Service Corporation International since 1987 and now serves as that company's Vice President of International Operations.

BOARD COMMITTEES AND MEETING
ATTENDANCE

     The Board of Directors has four committees, the Executive, Audit, Nominating and Compensation Committees. Committees report their actions to the full Board of Directors at its next regular meeting following a committee meeting. The following table shows the current membership of the four committees. A description of the current duties of each committee follows the table below.

-----------------------------------------------------------------------------------------------
                   COMMITTEE MEMBERSHIP AND MEETINGS HELD (1)
-----------------------------------------------------------------------------------------------
    NAME                                 EXECUTIVE      AUDIT    NOMINATING(2)  COMPENSATION(3)
-----------------------------------------------------------------------------------------------
Mr. Garrison                                 X
-----------------------------------------------------------------------------------------------
Mr. Harris
-----------------------------------------------------------------------------------------------
Mr. Campbell
-----------------------------------------------------------------------------------------------
Mr. Reckling
-----------------------------------------------------------------------------------------------
Mr. Badger
-----------------------------------------------------------------------------------------------
Mr. Webb
-----------------------------------------------------------------------------------------------
Mr. Coelho                                                X
-----------------------------------------------------------------------------------------------
Mr. Waltrip                                  X            X            X              X
-----------------------------------------------------------------------------------------------
Mr. Greer                                                 X                           X
-----------------------------------------------------------------------------------------------
Mr. Styles                                                X            X
-----------------------------------------------------------------------------------------------
Mr. Benson                                                                            X
-----------------------------------------------------------------------------------------------
Mr. Sanders(4)
-----------------------------------------------------------------------------------------------
Mr. Morris(4)                                X
-----------------------------------------------------------------------------------------------
Mr. Ball(4)                                                            X
-----------------------------------------------------------------------------------------------
No. of Meetings in 1999(5)                   2            1           N/A             1
-----------------------------------------------------------------------------------------------

--------------------------------

X   Member

(1) The table shows the current composition of the Board and its committees. The number of meetings held, however, reflects meetings of the committees of Pinnacle's former Board of Directors and Committees before the Sanders transaction.

(2) The Nominating Committee was established on February 1, 2000.

(3) The directors currently serving on the Compensation Committee also served in that capacity in 1999.

(4) Became a director on February 1, 2000.

(5) The Pinnacle Board held 3 meetings in 1999. Messrs. Badger and Coehlo attended less than 75% of the aggregate of all meetings of the Board of Directors and committees of the Board to which they belonged.

EXECUTIVE COMMITTEE

     - Has full power of the Board between meetings of the Board, with specified limitations relating to major corporate matters.


AUDIT COMMITTEE

     - Examines the activities of our independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

     -    Reviews our audit report and management letter before its release.

     - Receives reports from the internal auditors and reviews the scope of the internal audit program.

     - Reviews our accounting policies and the objectivity of its financial reporting.


NOMINATING COMMITTEE

     - Makes recommendations to the Board of Directors regarding nominees for election as directors, the structure, size and composition of the Board, compensation of Board members and organization and responsibility of board committees.

     - Reviews general responsibilities and functions of the Board of Directors, the balance of expertise among Board members, and the overall Company organizational health, particularly plans for management succession and development.


     Any shareholder who wishes to recommend a prospective Board nominee should deliver written notice containing the information required by our bylaws to Pamela S. Caloway, Corporate Secretary, 5599 San Felipe, Suite 555, Houston, Texas 77056. To be timely filed, we must receive the notice not less than 60 days nor more that 180 days prior to the first anniversary of our preceding year's annual meeting.

COMPENSATION COMMITTEE


     - Reviews and recommends the compensation for executive officers and key employees.

     - Recommends the granting of stock options and other incentive awards, including the number of shares subject to, and the exercise price of, each stock option and the terms and conditions of other incentive awards granted under our incentive plans.

     - Reviews personnel compensation policies, benefit programs, and any major changes to such policies and programs, and administers them.


COMPENSATION OF DIRECTORS

     The following table shows all components of director compensation for all Pinnacle directors during 1999:

----------------------------------------------------------------------------------------------------
                           DIRECTORS' COMPENSATION(1)
----------------------------------------------------------------------------------------------------
                           CASH COMPENSATION       CASH COMPENSATION          STOCK OPTIONS
                        PER FULL BOARD MEETINGS  PER COMMITTEE MEETING
                                                                      ------------------------------
                                                                             1998 INCENTIVE
                                                                               PLAN (#)(2)
                        ----------------------------------------------------------------------------
Non-Employee Directors           $1,500                $1,000/$750                 5,000
----------------------------------------------------------------------------------------------------

--------------------------

(1) Currently, our non-employee directors receive $1,500 for each meeting of the Board of Directors attended and $1,000 for each Executive Committee meeting attended. Each non-employee director receives $750 for any other committee meeting attended. Our employee directors are not compensated for their service on the Board of Directors.

(2) Under the 1998 Incentive Plan, the Company granted each non-employee director immediately exercisable options for 5,000 shares of common stock at an exercise price of $4.625 per share, the price at market close on the grant date of October 12, 1999.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

ROLE OF THE COMMITTEE

     Our Compensation Committee is comprised solely of outside directors whose role is to recommend to the Board of Directors the compensation to be paid to our officers and key employees. In addition, the Committee is generally responsible for administering executive compensation plans, incentive plans, and other forms of direct or indirect compensation of officers and key employees.


EXECUTIVE COMPENSATION PROGRAM

     The Compensation Committee, composed entirely of non-employee directors, establishes our compensation philosophy on behalf of the Board of Directors, determines the compensation of our Chief Executive Officer, and approves the compensation of our executive officers. As part of the January 1999 combinations with the three financial services firms, there was an understanding among the parties that the 1999 compensation programs of the executive officers would remain consistent with the existing programs at each of the financial service firms before the combinations and with the addition of some form of equity-based incentive awards. Our 2000 executive compensation program, particularly after the February 2000 merger with the Sanders firm, will be reevaluated based on the expertise and critical mass gained through the Sanders merger as well as the compensation programs at comparable companies within the financial services industry.

COMPONENTS OF EXECUTIVE OFFICER COMPENSATION

     The three components of executive officer compensation are base salary, bonus and long-term incentive compensation.


BASE SALARY

     For 1999, the base salary levels of our executive officers were consistent with the salary levels earned by the executive officers while employed at the combining company immediately before the January 1999 combination.


BONUSES

     For 1999, we awarded bonuses to two executive officers. Mr. Dobson's bonus was based on a percentage of revenues at Spires consistent with prior practices. Mr. Dobson resigned his executive officer and director positions on January 10, 2000. Similar to prior years, Mr. Reckling's bonus was tied to a percentage of earnings before taxes achieved at PMT.

LONG-TERM INCENTIVE COMPENSATION

     Under Pinnacle's 1998 Incentive Plan, executive officers, key employees, and others may be granted incentive and non-statutory stock options, stock appreciation rights, restricted stock, performance units and performance shares, other stock-based awards, and supplemental payments dedicated to payments of income taxes. The 1998 Incentive Plan is administered by the Compensation Committee. During October 1999, a total of 507,050 non-statutory stock options were awarded to executive officers and key employees. The level of option awards were based in part on a report commissioned by the Compensation Committee from an independent compensation consultant. In February 2000 and as part of the Sanders merger, we granted an additional 488,000 non-statutory stock options to the executive officers and key employees of Sanders Morris Harris who joined us in the Sanders merger. This option grant was to equalize the grant made in October 1999 to our executive officers and key employees prior to the merger.


CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation of our Chief Executive Officer for 1999 was established based on his compensation level at HWG and PMT prior to the January 1999 combination.


DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code establishes a limit on corporate income tax deductions of $1 million per year paid to any executive officer. In designing compensation plans to meet the executive compensation objectives described above, we reserve the right to establish plans which may result in our inability to deduct compensation under Section 162(m).


SUMMARY

     For 1999, the compensation plans for our executive officers were based on the compensation plans in place at the firms where they were employed immediately before the January 1999 combination. For 2000, Pinnacle will reevaluate compensation of executive officers to ensure that it is consistent with a compensation philosophy designed to reward outstanding individual performance and align officers' compensation to the performance of the company, the individual business units, and our stock price.


                                                  T. CRAIG BENSON
                                                  JAMES H. GREER
                                                  W. BLAIR WALTRIP

CORPORATE PERFORMANCE

     The line graph below shows a four-year comparison of the cumulative total shareholder return on TEI's common stock as compared to the cumulative total return of the S&P 500 Index and a selected group of peer companies for fiscal years 1995, 1996, 1997 and 1998. TEI was our predecessor issuer and was in the business of industrial wastewater and waste oil treatment and recycling. The performance graph reflects these operations only, which operations were discontinued by us effective December 31, 1998.

                                    [GRAPH]

                                BASE PERIOD
                                  DEC 94       DEC 95     DEC 96    DEC 97    DEC 98
-------------------------------------------------------------------------------------
TEI, INC.                           100          80.58     88.89     70.84     77.78
S & P 500 INDEX                     100         134.11    161.29    211.30    267.65
PEER GROUP (1)                      100          71.46     49.60     51.33     32.05

-----------------------------

(1) The peer group represented for the periods from December 1994 to December 1998 was composed of American Ecology Corp., American Waste Services, Clean Harbors, Inc., Matrix Service Company, Omega Environmental, Inc. and Serv-Tech, Inc. which are or were in businesses similar to TEI's discontinued operations.

     Since discontinuing TEI's liquid waste and recycling business in December 1998 and completing the combination with the three financial services firms in January 1999, we have focused our business on financial services. The line graph below shows a comparison of the cumulative total shareholder return on our common stock as compared to the cumulative total return of the S&P 500 Index and the Nasdaq Financial Stocks Index for the period from January 29, 1999 to the end of last fiscal year.


                                    [GRAPH]

                                   BASE PERIOD
                                     01/29/00     DEC 99
-----------------------------------------------------------
PINNACLE                               100           47.76
S & P 500 INDEX                        100          114.82
NASDAQ FINANCIAL STOCKS INDEX (1)      100           99.02

--------------------------

(1) The Nasdaq Financial Stocks Index is composed of all Nasdaq companies with two-digit Standard Industrial Classification codes in the range 60 through 67.

COMPENSATION OF EXECUTIVE OFFICERS


SUMMARY OF EXECUTIVE COMPENSATION

     The following table shows, for the last fiscal year, the annual compensation paid to or earned by our Chief Executive Officer and the other four most highly compensated executive officers (the "Named Officers") in all capacities in which they served. None of the Named Officers were officers or employees of the Company prior to last fiscal year.


-----------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------
                                                                   LONG-TERM
                                        ANNUAL COMPENSATION   COMPENSATION AWARDS
    NAME AND PRINCIPAL
         POSITION             YEAR
                                      ---------------------------------------------
                                        SALARY       BONUS    SECURITIES UNDERLYING
                                         ($)          ($)         OPTIONS (#)
-----------------------------------------------------------------------------------
Robert E. Garrison II,        1999       223,248          --          40,000
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
-----------------------------------------------------------------------------------

Sean A. Dobson,(1)            1999       264,628     100,000(2)       21,700
EXECUTIVE VICE PRESIDENT
OF SPIRES
-----------------------------------------------------------------------------------

Peter W. Badger,              1999       267,259          --          21,700
PRESIDENT AND CHIEF
EXECUTIVE OFFICER OF
SPIRES
-----------------------------------------------------------------------------------

Stephen M. Reckling,          1999       168,240      63,000(3)       38,000
CHAIRMAN AND CHIEF
EXECUTIVE OFFICER OF PMT
-----------------------------------------------------------------------------------

Titus H. Harris, Jr.,         1999       220,552          --          20,400
CHAIRMAN
-----------------------------------------------------------------------------------

-------------------------------------

(1) Mr. Dobson resigned from his officer and director positions on January 10, 2000.
(2) Represents cash bonus paid in 1999 with respect to the 1999 revenue of Spires.
(3) Represents cash bonus paid in 1999 with respect to the 1999 pretax earnings of PMT.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options under the Company's 1998 Incentive Plan to the Named Officers during the Company's last fiscal year.

-----------------------------------------------------------------------------------------------------------
                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                                                                     ANNUAL RATES OF
                                                                                       STOCK PRICE
                                                                                     APPRECIATION FOR
                                   INDIVIDUAL GRANTS                                   OPTION TERM
-----------------------------------------------------------------------------------------------------------
                               NUMBER OF    % OF TOTAL
                              SECURITIES      OPTIONS
                              UNDERLYING    GRANTED TO
                               OPTIONS       EMPLOYEES  EXERCISE   EXPIRATION
         NAME               GRANTED (#)(1)    IN 1999   PRICE ($)     DATE          5% ($)    10% ($)
-----------------------------------------------------------------------------------------------------------
Robert E. Garrison II           40,000         7.89      4.625      10/11/09       116,346    294,842
-----------------------------------------------------------------------------------------------------------
Sean A. Dobson(2)               21,700         4.28      4.625      10/11/09        63,117    159,952
-----------------------------------------------------------------------------------------------------------
Peter W. Badger                 21,700         4.28      4.625      10/11/09        63,117    159,952
-----------------------------------------------------------------------------------------------------------
Stephen M. Reckling             38,000         7.49      4.625      10/11/09       110,528    280,100
-----------------------------------------------------------------------------------------------------------
Titus H. Harris, Jr.            20,400         4.02      4.625      10/11/09        59,336    150,370
-----------------------------------------------------------------------------------------------------------

-------------------------------------

(1) The options were granted at an exercise price equal to the price of Pinnacle's common stock at market close on October 12, 1999, the date of grant. All of the options granted to the Named Officers vest on the same schedule; one-quarter on the grant date and an additional quarter on each of the first three anniversaries of the grant date.

(2) Mr. Dobson resigned from his officer and director positions on January 10, 2000, and the options granted to him in 1999 have expired.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR ENDED OPTION VALUES

     None of the Named Officers exercised any options during the last fiscal year. The following table provides information about unexercised options held by the Named Officers as of the end of the last fiscal year. None of the options held by the Named Officers are in-the-money.

-----------------------------------------------------------------------------------------

                                           NUMBER OF SECURITIES UNDERLYING UNEXERCISED
                    NAME                         OPTIONS AT FISCAL YEAR END (#)
-----------------------------------------------------------------------------------------
                                                 EXERCISABLE      UNEXERCISABLE
                                           ----------------------------------------------
Robert E. Garrison II                                    10,000            30,000
-----------------------------------------------------------------------------------------
Sean A. Dobson(1)                                         5,425            16,275
-----------------------------------------------------------------------------------------
Peter W. Badger                                           5,425            16,275
-----------------------------------------------------------------------------------------
Stephen M. Reckling                                       9,500            28,500
-----------------------------------------------------------------------------------------


Titus H. Harris, Jr.                                      5,100            15,300
-----------------------------------------------------------------------------------------

(1) Mr. Dobson resigned from his officer and director positions on January 10, 2000, and the options granted to him in 1999 have expired.


EXECUTIVE EMPLOYMENT CONTRACTS

     We currently have no employment contracts in effect with any of our directors or executive officers.


SECURITIES OWNERSHIP OF MANAGEMENT
                                                   AND CERTAIN BENEFICIAL OWNERS

     The following table shows the number of shares of our common stock beneficially owned by each director, director nominee, executive officer and five percent shareholder, and by all directors and executive officers as a group. The table shows ownership at April __, 2000.

     Directors and executive officers as a group own approximately 48.3% of our outstanding common stock. For purposes of reporting total beneficial ownership, shares of common stock which may be acquired through stock option exercises that have vested or will vest within 60 days following the Record Date are included.

     The information in this section is based on information required to be reported and filed with the Securities and Exchange Commission under Section 16 of the Exchange Act.

-----------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                 COMMON SHARES       PERCENT
        NAME                                                  BENEFICIALLY OWNED     OF CLASS
-----------------------------------------------------------------------------------------------
Don A. Sanders (1)(2)                                                  2,090,656          14.8
-----------------------------------------------------------------------------------------------
Ben T. Morris (1)(3)                                                   1,911,661          13.5
-----------------------------------------------------------------------------------------------
George L. Ball (1)(4)                                                  1,207,688           8.6
-----------------------------------------------------------------------------------------------
Peter W.  Badger (5)                                                     332,905           2.4
-----------------------------------------------------------------------------------------------
Robert E. Garrison, II (6)                                               315,263           2.2
-----------------------------------------------------------------------------------------------
W.  Blair Waltrip (7)(8)(9)                                              315,056           2.2
-----------------------------------------------------------------------------------------------
Titus H.  Harris, Jr. (10)                                               169,934           1.2
-----------------------------------------------------------------------------------------------
Stephen M. Reckling (11)                                                 142,762           1.0
-----------------------------------------------------------------------------------------------
Richard W. Webb (10)                                                     133,376       *
-----------------------------------------------------------------------------------------------
John H. Styles (12)                                                      125,059       *
-----------------------------------------------------------------------------------------------
T. Craig Benson (13)                                                      44,847       *
-----------------------------------------------------------------------------------------------
Donald R. Campbell (14)                                                   36,665       *
-----------------------------------------------------------------------------------------------
James H. Greer (15)                                                       21,750       *
-----------------------------------------------------------------------------------------------
Tony Coelho (13)                                                          10,917       *
-----------------------------------------------------------------------------------------------
All directors and executive officers as a group (14 persons)           6,858,539          48.3
-----------------------------------------------------------------------------------------------

*    Less than 1% of outstanding shares.
(1) Became an officer and director in February 2000 and has a principal business address of 600 Travis, Suite 3100, Houston, Texas 77002.
(2)  Includes 7,500 shares issuable on exercise of stock options.

(3) Includes 6,250 shares issuable on exercise of stock options and 703,973 shares owned by the Sanders 1998 Children's Trust, of which Mr. Morris is a co-trustee, and as to which Mr. Morris disclaims beneficial ownership.
(4)  Includes 6,250 shares issuable on exercise of stock options.
(5) Includes 253,333 shares held by Spires Financial P.B., Inc., an entity 100% owned by Mr. Badger and 5,425 shares issuable on exercise of stock options.
(6)  Includes 10,000 shares issuable on exercise of stock options.
(7) Includes 5,000 shares issuable on exercise of stock options and 254,056 shares owned by the William Blair Waltrip Trust, of which Mr. Waltrip is the trustee and beneficiary.
(8) Includes 26,250 shares owned by the Robert L. Waltrip 1992 Trust #1, of which Robert L. Waltrip, Jr., W. Blair Waltrip, and Holly Waltrip Benson are co-trustees.
(9) Includes 28,000 shares owned by the Waltrip 1987 Grandchildren's Trust for the benefit of the grandchildren of R. L. Waltrip, of which W. Blair Waltrip are co-trustees, as to which both Robert L. Waltrip, Jr. and W. Blair Waltrip disclaim beneficial ownership.
(10) Includes 5,100 shares issuable on exercise of stock options.
(11) Includes 9,500 shares issuable on exercise of stock options.
(12) Includes 5,000 shares issuable on exercise of stock options and 19,198 shares owned by Mr. Styles' wife.
(13) Includes 5,000 shares issuable on exercise of stock options.
(14) Includes 17,500 shares issuable on exercise of stock options.
(15) Includes 5,000 shares issuable on exercise of stock options and 15,000 shares owned by Mr. Greer's wife.

SECTION 16(a) -- BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Based on our records, we believe that Edward C. Hutcheson, Jr., the Company's Chief Operating Officer during 1999, and John H. Styles were each late filing their Initial Statement of Beneficial Ownership of Securities on SEC Form 3.


CHANGES IN CONTROL

     On January 29, 1999, Pinnacle completed a business combination with TEI, PMT, Harris Webb & Garrison, Inc. and Spires, with Pinnacle emerging as the new public holding company and successor issuer to TEI, which is now our wholly owned subsidiary. In that combination transaction, just over 50% of our then outstanding shares were issued to TEI's former shareholders in exchange for their TEI shares and slightly less than 50%, were issued to former owners of the three financial services companies in exchange for their shares in their companies. Following the Sanders transaction described below, the former shareholders of TEI and the three financial services companies hold slightly less than 50% of our currently outstanding shares.

     As part of the 1999 combination transactions, six former directors of TEI were appointed to our Board of Directors, along with six persons designated by the financial services companies. The executive officers of the financial services companies became our executive officers, together with TEI's President and Chief Executive Officer and Chief Operating Officer, who continued as our Vice-Chairman.

     On February 1, 2000, Pinnacle completed the combination of Harris Webb & Garrison, Inc. with Sanders Morris Mundy Inc. Sanders Morris Mundy Inc., renamed Sanders Morris Harris Inc., survived the combination as our wholly owned subsidiary. Just over 50% of our currently outstanding shares were issued to former Sanders' shareholders in exchange for their Sanders shares.

     As part of the transaction, three former Sanders directors, Don A. Sanders, Ben T. Morris and George L. Ball, were appointed to our Board of Directors. Mr. Sanders was appointed as one of our Vice-Chairmen and Messrs. Morris and Ball were appointed executive officers and directors of Sanders Morris Harris and directors of PMT, PGG Capital and Spires.


CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS

     Under our January 1999 combination agreement with TEI, TEI lent $162,500 to Mr. Garrison and $237,500 to Mr. Reckling. All proceeds of these loans were used to exercise options to purchase 6,500 shares, in the case of Mr. Garrison, and 9,500 shares, in the case of Mr. Reckling, of PMT common stock. The loans bear interest at a variable rate which, based on figures available for December 1999, was 6.47%. The loans are secured by pledges of all the shares of our common stock issued to the borrowers in the combination transaction in exchange for their PMT common shares acquired on exercise of their options. The terms of these loans did not result from arm's length negotiation. While the interest rate on these loans may be considered below-market, the other provisions of the loans are on commercially reasonable terms.

     In January 1999, Harris Webb & Garrison purchased for $285,131 furniture and equipment it had previously leased from St. James Place Corp. At the time of the purchase, each of Messrs. Harris, Webb and Garrison was an executive officer and a 20% shareholder of St. James Place.

     Mr. Garrison serves as Chairman and a director of Biocyte Theraputics, Inc., one of our indirect subsidiaries, and owns 1,332,670 shares of or approximately 15.5% its outstanding common shares. Through PGG Capital, we indirectly own 2,000,000 shares of Biocyte, or approximately 23.3% of its common stock. PGG Capital also holds a warrant for 80,000 Biocyte common shares and a $500,000 note receivable from Biocyte with accrued interest of $23,000 at December 31, 1999. Additionally, we had outstanding receivables from Biocyte of $128,061 at December 31, 1999.

     Mr. Harris is a member of the board of directors of an investment banking client. Fee income of $66,394 and reimbursable expenses of $16,074 were recorded from this client during 1999 and remained outstanding at December 31, 1999.

     On February 1, 2000, we completed the merger of Harris Webb & Garrison, our investment banking subsidiary, with Sanders Morris Mundy Inc. Sanders Morris Mundy survived the merger, was renamed "Sanders Morris Harris Inc." and became our wholly owned subsidiary. In the Sanders merger, we issued 7,125,220 of our common shares to the former shareholders of the Sanders firm, increasing our total outstanding common shares to approximately 14.25 million. As a result of the Sanders merger, three former directors of the Sanders firm became Pinnacle directors, with one director, Don A. Sanders, becoming our Vice-Chairman. The other two Sanders director designees retained primary management responsibility of the new Sanders Morris Harris subsidiary.

     Since these transactions, we have adopted a policy under which any transactions with directors, officers, or principal shareholders will be on terms we believe to be no less favorable than those obtainable from independent third parties.


--------------------------------------------------------------------------------
  PROPOSAL TO APPROVE AMENDMENT TO ARTICLES OF INCORPORATION TO DECLASSIFY THE
                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     Your Board of Directors has approved, and is proposing that shareholders approve, an amendment to the Company's Articles of Incorporation to eliminate the classification of our Board of Directors and cause each director to stand for election annually, beginning at next year's annual shareholders' meeting. The Board of Directors recommends a vote FOR the charter amendment.

     Article Seven of our Articles of Incorporation now divides our Board of Directors into three classes as nearly equal in number as possible. Directors of each class serve staggered three-year terms, with the term of office of one class expiring each year. Directors can be removed only for cause, and then only with the affirmative vote of holders of at least two-thirds of our outstanding voting shares. Article Seven may be amended only with the approval of holders of at least two-thirds of our outstanding voting shares. If the charter amendment is approved, the classes and staggered three-year terms of directors would be eliminated, the current term of office of each director will end at our 2001 annual meeting, and all directors will thereafter be elected for one-year terms at each annual shareholders' meeting.

     Proponents of classified boards believe they help maintain a greater continuity of experience because the majority of directors at any given time will have at least one year of experience with a company. This continuity may assist a company in long-term strategic planning. Additionally, proponents argue that a classified board reduces the possibility of a sudden change in majority control of a board of directors. In a hostile takeover attempt, a classified board may encourage a person seeking control of a company to initiate arm's length discussions with the board, which may be in a position to negotiate a higher price or more favorable terms for shareholders or to try and prevent a takeover that the board believes is not in the best interest of shareholders. However, the Board of Directors believes that a classified board of directors limits the ability of shareholders to elect directors and exercise influence over the Company, and may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees. The election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. In keeping with its goal of ensuring that our corporate governance policies maximize management accountability to shareholders, the Board of Directors has determined that declassifying the board, so that shareholders have the opportunity each year to register their views on the performance of the board and management, would better serve the interests of you company and its shareholders.

     The charter amendment would amend Sections 2, 3 and 4 of Article Seven of our Articles of Incorporation, as follows:

     SECTION 2. NUMBER, ELECTION AND TERMS OF DIRECTORS. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by a majority of the directors then in office; PROVIDED, HOWEVER, that from and after the first date as of which the Corporation has a class or series of capital stock registered under the Exchange Act, the number of directors which shall constitute the whole Board of Directors shall be not less than three. Each director shall serve for a term ending on the next annual meeting following the annual meeting at which such director was elected. Each director shall hold office until the annual meeting at which such director's term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

     In the event of any changes in the authorized number of directors, each director then continuing to serve shall nevertheless continue as a director until the next annual meeting, or his prior death, resignation or removal.

     Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     SECTION 3. REMOVAL OF DIRECTORS. No director of the Corporation shall be removed from office as a director by vote or other action of the stockholders or otherwise except for cause, and then only by the affirmative vote of the holders of at least two-thirds of the voting power of all outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class. Except as may otherwise be provided by law, cause of removal of a director shall be deemed to exist only if: (i) the director whose removal is proposed has been convicted, or where a director is granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of the Board of Directors called for that purpose or by a court of competent jurisdiction to have been grossly negligent or guilty of misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; or (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation.

     SECTION 4. VACANCIES. Subject to any requirements of law to the contrary, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Texas law requires that a corporation desiring to classify its board of directors expressly provide for classification in its bylaws. Those provisions may be set forth in the corporation's articles of incorporation rather than its bylaws. By deleting the provisions of Article Seven relating to the classification of the Board, we intend to remove any express provision for the classification of our Board, thereby declassifying our Board. Our bylaws do not expressly provide for classification of the board.

     If the charter amendment is approved, we intend to formally amend our charter by a filing with the Secretary of State of the state of Texas. The charter amendment will become effective on filing.

     Our directors and executive officers (who currently beneficially own shares representing approximately __% of the shares entitled to vote) have indicated that they intend to vote their common shares for approval of the charter amendment.

     Texas law provides that the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote is required to approve the charter amendment. Abstentions and broker non-votes will have the same effect as a vote against the charter amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT.

INDEPENDENT AUDITORS


     PricewaterhouseCoopers LLP was Pinnacle's independent auditor during the previous fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be at the annual meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes, and will be available to respond to appropriate questions. We have selected PricewaterhouseCoopers LLP as our independent auditor for the current fiscal year.


OTHER MATTERS

     The Board of Directors is not aware of any other matter to be presented for action at the meeting. If another matter requiring a vote of the shareholders arises, the proxy holders will vote in their best judgment.

                           PINNACLE GLOBAL GROUP, INC.
               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2000


     The undersigned shareholder of Pinnacle Global Group, Inc. (the "Company") hereby appoints Robert E. Garrison II and Titus H. Harris, Jr., or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, on Tuesday, June 6, 2000, at 10:00 a.m., Houston Time, and at any adjournments of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.

     THE ELECTION OF DIRECTORS

1.   / /  FOR the election of Ben T. Morris and W. Blair Waltrip as directors.

     / /  WITHHOLD AUTHORITY to vote on ALL nominees for director listed above.

     / / WITHHOLD AUTHORITY to vote ONLY for the nominee or nominees, written on the line provided below:

     PROPOSAL

2. Amendment to the Company's Articles of Incorporation to declassify the Board of Directors.

     / /    FOR    / /    AGAINST     / /     ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

     *NOTE* In their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof; hereby revoking any proxy or proxies heretofore given by the undersigned.


           (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)

                           (CONTINUED FROM OTHER SIDE)

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the nominees above, FOR the amendment to the Company's Articles of Incorporation to declassify the Board of Directors and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting.









     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement furnished with the notice, and the 1999 Annual Report.



Dated ____________________, 2000



                                               Shareholder's Signature



                                               Signature if held jointly

                                        Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.


           PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED